UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

MERRIMACK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35409	04-3210530
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 441-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02: Termination of a Material Definitive Agreement

On March 27, 2017, in connection with the closing of the transaction contemplated by the Asset Sale Agreement (as defined and described below), Merrimack Pharmaceuticals, Inc. (the “Company”) provided notice to U.S. Bank National Association as trustee (the “Trustee”) under the Indenture dated as of December 22, 2015 (the “Indenture”), of its election to conditionally redeem all of the $175,000,000 outstanding aggregate principal amount of its 11.5% senior secured notes due 2022 (the “Secured Notes”) issued under the Indenture. The Secured Notes will be redeemed on April 27, 2017 (the “Redemption Date”) at a redemption price of 111.5% of the principal amount thereof (the “Redemption Price”), plus accrued and unpaid interest on the Secured Notes to, but excluding, the Redemption Date.

On April 3, 2017, the Company irrevocably deposited the aggregate Redemption Price, plus accrued and unpaid interest, with the Trustee and irrevocably instructed the Trustee to apply such amount to the redemption in full of the Secured Notes on the Redemption Date. The Indenture was satisfied and discharged on April 3, 2017.

A description of the material terms of the Indenture is set forth in Item 1.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on December 22, 2015, which description is incorporated herein by reference.

Item 2.01: Completion of Acquisition or Disposition of Assets

On April 3, 2017, the Company completed the previously announced sale of the Company’s right, title and interest in the non-cash assets, equipment, inventory, contracts and intellectual property primarily related to or used in the Company’s business operations and activities involving or relating to developing, manufacturing and commercializing ONIVYDE and MM-436 (the “Commercial Business”) to Ipsen S.A. (“Ipsen”). Pursuant to the previously disclosed Asset Purchase and Sale Agreement, dated as of January 7, 2017 (the “Asset Sale Agreement”), between the Company and Ipsen, Ipsen paid the Company $575,000,000 in cash (subject to a working capital adjustment as provided in the Asset Sale Agreement) and assumed certain related liabilities. The Company may be entitled to up to $450,000,000 in additional payments based on the achievement by or on behalf of Ipsen of certain milestone events if the FDA approves ONIVYDE for certain indications as follows:

•	$225,000,000 upon the regulatory approval by the FDA of ONIVYDE for the treatment of metastatic adenocarcinoma of the pancreas as first-line treatment (i) in combination with fluorouracil and leucovorin (with or without oxaliplatin), (ii) in combination with gemcitabine and abraxane or (iii) following submission and filing of regulatory approval by Ipsen for purposes of commercialization by Ipsen;

•	$150,000,000 upon the regulatory approval by the FDA of ONIVYDE for the treatment of small cell lung cancer after failure of first-line chemotherapy; and

•	$75,000,000 upon the regulatory approval by the FDA of ONIVYDE for an additional indication unrelated to those described above.

The Company used a portion of the net proceeds from the transaction contemplated by the Asset Sale Agreement to redeem the outstanding Secured Notes and satisfy and discharge the Indenture, as described further in Item 1.02 of this Current Report on Form 8-K. The Company intends to distribute $140 million of the proceeds to stockholders in the form of a special dividend and invest $125 million from the remaining net proceeds into its refocused oncology pipeline, targeting the clinical development of MM-121, MM-141 and MM-310. In connection with a lawsuit filed by the trustee and certain holders of the 4.50% Convertible Senior Notes due 2020, in the Court of Chancery in the State of Delaware, captioned Wells Fargo Bank, National Association, Wolverine Flagship Fund Trading Limited, Highbridge International LLC, and Highbridge Tactical Credit & Convertibles Master Fund, L.P. v. Merrimack Pharmaceuticals, Inc. (the “Delaware Action”), the Company has agreed to deposit $60 million in proceeds from the Asset Sale into an escrow agreement within five business days of the closing of the transaction. The funds will remain in escrow for the duration of the Delaware Action in order to provide security to the plaintiffs for their claims in the Delaware Action. If the Delaware Action, which the Company believes is without merit, is resolved favorably for the Company, the Board of Directors intends to declare an additional special dividend at the conclusion of the Delaware Action to return to stockholders any remaining escrow funds, assuming that the Company has sufficient surplus at such time to allow for the declaration of this dividend.

In connection with the closing of the transaction contemplated by the Asset Sale Agreement, on April 3, 2017, the Company entered into an IP License Agreement with Ipsen, pursuant to which Ipsen is granting to the Company a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license in and to all patents included in the transferred intellectual property, other than certain patents relating to generic liposomal technology, with respect to which the license will be exclusive, in each case for use outside of the Commercial Business. The Company is granting to Ipsen a non-exclusive, royalty-free, fully paid up, perpetual, irrevocable and worldwide license to all patents it owned at the time of the closing of the transaction contemplated by the Asset Sale Agreement for use in connection with the Commercial Business.

In connection with the closing of the transaction contemplated by the Asset Sale Agreement, on April 3, 2017, the Company entered into a sublease with Ipsen, pursuant to which Ipsen is subleasing from the Company a portion of the Company’s leased space in Cambridge, Massachusetts.

In connection with the closing of the transaction contemplated by the Asset Sale Agreement, on April 3, 2017, the Company entered into a Transition Services Agreement with Ipsen, pursuant to which the Company and Ipsen are providing certain services to each other for a period of 24 months.

The foregoing description of the Asset Sale Agreement is not complete and is subject to and qualified in its entirety by reference to the Asset Sale Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 9, 2017, and incorporated herein by reference. The transaction was described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on February 14, 2017, which description is incorporated herein by reference.

The Company’s unaudited pro forma condensed consolidated financial statements giving effect to the sale of the Commercial Business are filed as Exhibit 99.1 hereto.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Principal Accounting Officer

On March 31, 2017, the Board of Directors (the “Board”) of the Company appointed Yasir B. Al-Wakeel, the Company’s Chief Financial Officer and Head of Corporate Development, to also be Principal Accounting Officer and Treasurer. Dr. Al-Wakeel, age 35, has served as the Company’s Chief Financial Officer and Head of Corporate Development since August 2015. Dr. Al-Wakeel previously served in various capacities at Credit Suisse, an investment banking firm, from January 2008 to June 2015. While at Credit Suisse, Dr. Al-Wakeel was most recently a Director of Healthcare Investment Banking focused on biotechnology and, prior to that role, he was an Equity Research Analyst covering the biotechnology and specialty pharmaceuticals sectors. Before joining Credit Suisse, Dr. Al-Wakeel was a practicing physician, holding both clinical and academic medical posts. Dr. Al-Wakeel holds a BM BCh (Doctor of Medicine) from Oxford University, an M.A. in theology from Cambridge University and a B.A. from Cambridge University. William A. Sullivan previously served as the Company’s Principal Accounting Officer and Treasurer.

2016 Cash Bonus Awards

On March 30, 2017, the Organization and Compensation Committee (the “Committee”) of the Board approved 2016 annual cash bonus awards for the Company’s named executive officers pursuant to the Company’s annual cash bonus program, as set forth below:

Name	2016 Base Salary	Bonus Percentage Range	Target Cash Bonus	2016 Actual Cash Bonus (1)	Actual Bonus as % of Salary
Yasir B. Al-Wakeel Chief Financial Officer and Head of Corporate Development	$370,000	0-35%	$129,500	$129,500	35%
Peter N. Laivins Head of Development	$333,704	0-35%	$116,796	$116,796	35%
William M. McClements Head of Corporate Operations	$386,237	0-35%	$135,183	$135,183	35%
Edward J. Stewart Head of Commercial	$360,281	0-35%	$126,098	$126,098	35%
William A. Sullivan Principal Accounting Officer and Treasurer	$321,273	0-35%	$112,446	$112,446	35%

(1)	Established based on a determination that the corporate objective, individual objective and general management contribution elements had been substantially satisfied as a whole.

Separation Agreements

On April 3, 2017, the Company entered into a Separation and Release of Claims Agreement (the “Separation Agreements”) with each of Peter N. Laivins, William M. McClements and Edward J. Stewart. Pursuant to the Separation Agreements, in connection with each such individual resigning from his respective positions with the Company as of April 3, 2017, the Company agreed to:

•	commencing on the first regularly scheduled payroll date following June 2, 2017, continue paying such individual’s annual base salary for a period of twelve (12) months (the “Severance Period”), as set forth below:

Name	Base Salary
Peter N. Laivins	$333,704
William M. McClements	$386,237
Edward J. Stewart	$360,281

•	continue paying the share of the premium for such individual’s health and dental insurance through the end of the Severance Period that it currently pays on behalf of active and similarly situated employees who receive the same type of coverage and/or to otherwise continue to provide to such individual during the Severance Period all Company employee benefit plans and arrangements available to the Company’s senior management employees; and

•	on June 2, 2017, pay such individual a pro-rated 2017 bonus, as set forth below:

Name	Pro-Rated Bonus
Peter N. Laivins	$27,395.17
William M. McClements	$33,035.04
Edward J. Stewart	$30,211.84

The Separation Agreements also include a release of claims by each such individual against the Company.

2017 Base Salary

On March 30, 2017, the Committee approved an increase of Yasir B. Al-Wakeel’s base salary to $407,000, retroactive to January 1, 2017.

Retention Bonus

On March 30, 2017, the Committee approved payment of a retention bonus of $350,000 to Yasir B. Al-Wakeel, contingent upon the closing of the asset sale, provided that (i) if Dr. Al-Wakeel terminates his employment with the Company on or before December 31, 2017 without Good Reason (as defined in Dr. Al-Wakeel’s Employment Agreement) or the Company terminates Dr. Al-Wakeel’s employment on or before December 31, 2017 for Cause (as defined in Dr. Al-Wakeel’s Employment Agreement), Dr. Al-Wakeel will be required to repay two-thirds of such amount, minus any applicable taxes and withholding that Dr. Al-Wakeel was required to pay with respect to such amount, within 60 days after his termination, and (ii) if Dr. Al-Wakeel terminates his employment with the Company on or after January 1, 2018 but on or before June 30, 2018 without Good Reason or the Company terminates Dr. Al-Wakeel’s employment on or after January 1, 2018 but on or before June 30, 2018 for Cause, Dr. Al-Wakeel will be required to repay one-third of such amount, minus any applicable taxes and withholding that Dr. Al-Wakeel was required to pay with respect to such amount, within 60 days after his termination. Dr. Al-Wakeel will not be required to repay any portion of the retention bonus if he terminates his employment with the Company at any time for Good Reason or if the Company terminates his employment at any time without Cause.

Item 8.01 Other Events

On April 3, 2017, the Company issued a press release announcing the closing of the transaction contemplated by the Asset Sale Agreement. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase and Sale Agreement, dated January 7, 2017, between Merrimack Pharmaceuticals, Inc. and Ipsen S.A. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on January 9, 2017)

99.1	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2016 and unaudited pro forma condensed consolidated statements of operations and comprehensive loss for the years ended December 31, 2016, 2015 and 2014

99.2	Press Release issued by Merrimack Pharmaceuticals, Inc., dated April 3, 2017

Forward Looking Statements

This Form 8-K contains forward-looking statements of the Company that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K are forward-looking statements. Forward looking statements can be identified by the use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. The Company’s forward looking statements include, among others, statements about the proposed special dividend; potential milestone payments; the Company’s ability to fund its operations, including continued investment in its research and development pipeline; and the Company’s plans to develop and commercialize its clinical stage product candidates and diagnostics. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties. Risks and uncertainties include, among other things, whether the Company receives payments related to the milestone events under its contract with Shire or under the Asset Sale Agreement; whether the Company’s expenses are as predicted; whether the Company is able to satisfy the necessary legal tests required to make the anticipated dividend; negative effects of the consummation of the transaction on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; other business effects, including the effects of industry, market, economic, political or regulatory conditions; and those risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 1, 2017, the Definitive Proxy Statement on Schedule 14A, filed with the SEC on February 14, 2017 and its other filings with the SEC. The forward-looking statements in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Merrimack Pharmaceuticals, Inc.

By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
General Counsel and Secretary

Dated: April 5, 2017